Exhibit No. 10.4
                Lease Agreement with 580 Brighton Road Associates
                        for space in Clifton, New Jersey

This Lease Agreement, made the ___ day of March 6th 1998,

Between 580 BRIGHTON ROAD ASSOCIATES

Landlord

located at 50 Mt. Prospect Avenue

in the City of Clifton in the County of
Passaic and State of New Jersey, herein designated as the Landlord,

And ECSI INTERNATIONAL

Tenant

located at 23 Just Road
in the Borough of Fairfield in the County of
Essex and State of         , herein designated as the Tenant;

Premises

      Witnesseth that, the Landlord does hereby lease to the Tenant and the Tenant does hereby rent from the Landlord, the following described premises:
Approximately 9,600 square feet of Office and Warehouse space as set forth on the attached Site Plan. Said Office and Warehouse space is located at 790 Bloomfield Avenue, Clifton, New Jersey, a/k/a: Block: #5607, Lot: #15 on the Tax Map of the City of Clifton, New Jersey.

Term

for a term of TEN (10) YEARS commencing on May 1, 1998, and ending on April 30, 2008, to be used and occupied only and for no other purpose than Office, Assembly, Warehouse and Distribution of Electronic Components.

Use

Upon the following Conditions and Covenants:
      1st: The Tenant covenants and agrees to pay to the Landlord, as rent for and during the term hereof, the sum of ($473,025.00) FOUR HUNDRED SEVENTY THREE THOUSAND AND TWENTY FIVE DOLLARS. in the following manner:

Payment of Rent

            SEE ATTACHED PAYMENT OF RENT SCHEDULE "A"

Repairs and Care

      2nd: The Tenant has examined the premises and has entered into this lease without any representation on the part of the Landlord as to the condition thereof. The Tenant shall take good care of the premises and shall at the Tenant's own cost and expense, make all repairs, including painting and decorating, and shall maintain the premises in good condition and state of repair, and at the end or other expiration of the term hereof, shall deliver up the rented premises in good order and condition, wear and tear from a reasonable use thereof, and damage by the elements not resulting from the neglect or fault of the Tenant, excepted. The Tenant shall neither encumber nor obstruct the sidewalks, driveways, yards, entrances, hallways and stairs, but shall keep and maintain the same in a clean condition, free from debris, trash, refuse, snow and ice.

Glass, etc. Damage Repairs

      3rd: In case of the destruction of or any damage to the glass in the leased premises, or the destruction of or damage of any kind whatsoever to the said premises, caused by the carelessness, negligence or improper conduct on the part of the Tenant or the Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors, the Tenant shall repair the said damage or replace or restore any destroyed parts of the premises, as speedily as possible, at the Tenant's own cost and expense.

Alterations

Improvements

      4th: No alterations, additions or improvements shall be made, and no climate regulating, air conditioning, cooling, heating or sprinkler systems, television or radio antennas, heavy equipment, apparatus and fixtures, shall be installed in or attached to the leased premises, without the written consent of the Landlord. Unless otherwise provided herein, all such alterations, additions or improvements and systems, when made, installed in or attached to the said premises, shall belong to and become the property of the Landlord and shall be surrendered with the premises and as part thereof upon the expiration or sooner termination of this lease, without hindrance, molestation or injury.

Signs

      5th: The Tenant shall not place nor allow to be placed any signs of any kind whatsoever, upon, in or about the said premises or any part thereof, except of a design and structure and in or at such places as may be indicated and consented to by the Landlord in writing. In case the Landlord or the Landlord's agents, employees or representatives shall deem it necessary to remove any such signs in order to paint or make any repairs, alterations or improvements in or upon said premises or any part thereof, they may be so removed, but shall be replaced at the Landlord's expense when the said repairs, alterations or improvements shall have been completed. Any signs permitted by the Landlord shall at all times conform with all municipal ordinances or other laws and regulations applicable thereto.

Utilities

      6th: The Tenant shall pay when due all the rents or charges for water or other utilities used by the Tenant, which are or may be assessed or imposed upon the leased premises or which are or may be charged to the Landlord by the suppliers thereof during the term hereof, and if not paid, such rents or charges shall be added to and become payable as additional rent with the installment of rent next due or within 30 days of with respect to the Leased Premises demand therefor, whichever occurs sooner.

Compliance with Laws etc.

      7th: The Tenant shall promptly comply with all laws, ordinances, rules, regulations, requirements and directives of the Federal, State and Municipal Governments or Public Authorities and of all their departments, bureaus and subdivisions, applicable to and affecting the said premises, their use and occupancy, for the correction, prevention and abatement of nuisances, violations or other grievances in, upon or connected with the said premises, during the term hereof; and shall promptly comply with all orders, regulations, requirements and directives of the Board of Fire Underwriters or similar authority and of any insurance companies which have issued or are about to issue policies of insurance covering the said premises and its contents, for the prevention of fire or other casualty, damage or injury, at the Tenant's own cost and expense.

Liability Insurance

Indemnification

      8th: The Tenant, at Tenant's own cost and expense, shall obtain or provide and keep in full force for the benefit of the Landlord, during the term hereof, general public liability insurance, insuring the Landlord against any and all liability or claims of liability arising out of, occasioned by or resulting from any accident or otherwise in or about the leased premises, for injuries to any person or persons, for limits of not less than $1,000,000 for injuries to one person and $1,000,000 for injuries to more than one person, in any one accident or occurrence, and for loss or damage to the property of any person or persons, for not less than $500,000. The policy or policies of insurance shall be of a company or companies authorized to do business in this State and shall be delivered to the Landlord, together with evidence of the payment of the premiums therefor, not less than fifteen days prior to the commencement of the term hereof or of the date when the Tenant shall enter into possession, whichever occurs sooner. At least fifteen days prior to the expiration or termination date of any policy, the Tenant shall deliver a renewal or replacement policy with proof of the payment of the premium therefor. The Tenant also agrees to and shall save, hold and keep harmless and indemnify the Landlord from and for any and all payments, expenses, costs, attorney fees and from and for any and all claims and liability for losses or damage to property or injuries to persons occasioned wholly or in part by or resulting from any acts or omissions by the Tenant or the Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors, or for any cause or reason whatsoever arising out of or by reason of the occupancy by the Tenant and the conduct of the Tenant's business.

                               RENT SCHEDULE "A"
                               -----------------

The Rent is payable in advance on the first (1st) day of each month as follows:

5/1/1998 to 4/30/1999 - $3,600.00 Per Month ($43,200) Per Annum

5/1/1999 to 4/30/2000 - $3,672.00 Per Month ($44,064) Per Annum *

5/1/2000 to 4/30/2001 - $3,745.41 Per Month ($44,945) Per Annum *

5/1/2001 to 4/30/2002 - $3,820.33 Per Month ($45,844) Per Annum *

5/1/2002 to 4/30/2003 - $3,896.75 Per Month ($46,761) Per Annum *

5/1/2003 to 4/30/2004 - $3,974.66 Per Month ($47,696) Per Annum *

5/1/2004 to 4/30/2005 - $4,054.16 Per Month ($48,650) Per Annum *

5/1/2005 to 4/30/2006 - $4,135.12 Per Month ($49,623) Per Annum *

5/1/2006 to 4/30/2007 - $4,217.91 Per Month ($50,615) Per Annum *

5/1/2007 to 4/30/2008 - $4,302.25 Per Month ($51,627) Per Annum *

* RENT REFLECTS A 2% ANNUAL INCREASE

Assignment

      9th: The Tenant shall not, without the written consent of the Landlord, assign, mortgage or hypothecate this lease, nor sublet or sublease the premises or any part thereof.

Restriction of Use

      10th: The Tenant shall not occupy or use the leased premises or any part thereof, nor permit or suffer the same to be occupied or used for any purposes other than as herein limited, nor for any purpose deemed unlawful, disreputable, or extra hazardous, on account of fire or other casualty.

Mortgage Priority

      11th: This lease shall not be a lien against the said premises in respect to any mortgages that may hereafter be placed upon said premises. The recording of such mortgage or mortgages shall have preference and precedence and be superior and prior in lien to this lease, irrespective of the date of recording and the Tenant agrees to execute any instruments, without cost, which may be deemed necessary or desirable, to further effect the subordination of this lease to any such mortgage or mortgages. A refusal by the Tenant to execute such instruments shall entitle the Landlord to the option of cancelling this lease, and the term hereof is hereby expressly limited accordingly.

Condemnation

Eminent Domain

      12th: If the land and premises leased herein, or of which the leased premises are a part, or any portion thereof, shall be taken under eminent domain or condemnation proceedings, or if suit or other action shall be instituted for the taking or condemnation thereof, or if in lieu of any formal condemnation proceedings or actions, the Landlord shall grant an option to purchase and or shall sell and convey the said premises or any portion thereof, to the governmental or other public authority, agency, body or public utility, seeking to take said land and premises or any portion thereof, then this lease, at the option of the Landlord, shall terminate, and the term hereof shall end as of such date as the Landlord shall fix by notice in writing; and the Tenant shall have no claim or right to claim or be entitled to any portion of any amount which may be awarded as damages or paid as the result of such condemnation proceedings or paid as the purchase price for such option, sale or conveyance in lieu of formal condemnation proceedings; and all rights of the Tenant to damages, if any, are hereby assigned to the Landlord. The Tenant agrees to execute and deliver any instruments, at the expense of the Landlord, as may be deemed necessary or required to expedite any condemnation proceedings or to effectuate a proper transfer of title to such governmental or other public authority, agency, body or public utility seeking to take or acquire the said lands and premises or any portion thereof. The Tenant covenants and agrees to vacate the said premises, remove all the Tenant's personal property therefrom and deliver up peaceable possession thereof to the Landlord or to such other party designated by the Landlord in the aforementioned notice. Failure by the Tenant to comply with any provisions in this clause shall subject the Tenant to such costs, expenses, damages and losses as the Landlord may incur by reason of the Tenant's breach thereof.

Fire and other Casualty

      13th: In case of fire or other casualty, the Tenant shall give immediate notice to the Landlord. If the premises shall be partially damaged by fire, the elements or other casualty, the Landlord shall repair the same as speedily as practicable, but the Tenant's obligation to pay the rent hereunder shall not cease. If, in the opinion of the Landlord, the premises be so extensively and substantially damaged as to render them untenantable, then the rent shall cease until such time as the premises shall be made tenantable by the Landlord. However, if in the opinion of the Landlord, the premises be totally destroyed or so extensively and substantially damaged as to require practically a rebuilding thereof, then the rent shall be paid up to the time of such destruction and then and from thenceforth this lease shall come to an end. In no event however, shall the provisions of this clause become effective or be applicable, if the fire or other casualty and damage shall be the result of the carelessness, negligence or improper conduct of the Tenant or the Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors. In such case, the Tenant's liability for the payment of the rent and the performance of all the covenants, conditions and terms hereof on the Tenant's part to be performed shall continue and the Tenant shall be liable to the Landlord for the damage and loss suffered by the Landlord. If the Tenant shall have been insured against any of the risks herein covered, then the proceeds of such insurance shall be paid over to the Landlord to the extent of the Landlord's costs and expenses to make the repairs hereunder, and such insurance carriers shall have no recourse against the Landlord for reimbursement.

Reimbursement of Landlord

      14th: If the Tenant shall fail or refuse to comply with and perform any conditions and covenants of the within lease, the Landlord may, if the Landlord so elects, carry out and perform such conditions and covenants, at the cost and expense of the Tenant, and the said cost and expense shall be payable on demand, or at the option of the Landlord shall be added to the installment of rent due immediately thereafter but in no case later than one month after such demand, whichever occurs sooner, and shall be due and payable as such. This remedy shall be in addition to such other remedies as the Landlord may have hereunder by reason of the breach by the Tenant of any of the covenants and conditions in this lease contained.

Inspection and Repair

      15th: The Tenant agrees that the Landlord and the Landlord's agents, employees or other representatives, shall have the right to enter into and upon the said premises or any part thereof, at all reasonable hours, for the purpose of examining the same or making such repairs or alterations therein as may be necessary for the safety and preservation thereof. This clause shall not be deemed to be a covenant by the Landlord nor be construed to create an obligation on the part of the Landlord to make such inspection or repairs.

Right to Exhibit

      16th: The Tenant agrees to permit the Landlord and the Landlord's agents, employees or other representatives to show the premises to persons wishing to
rent or purchase the same, and Tenant agrees that on and after         next
preceding the expiration of the term hereof, the Landlord or the Landlord's agents, employees or other representatives shall have the right to place notices on the front of said premises or any part thereof, offering the premises for rent or for sale; and the Tenant hereby agrees to permit the same to remain thereon without hindrance or molestation.

Increase of Insurance Rates

      17th: If for any reason it shall be impossible to obtain fire and other hazard insurance on the buildings and improvements on the leased premises, in an amount and in the form and in insurance companies acceptable to the Landlord, the Landlord may, if the Landlord so elects at any time thereafter, terminate this lease and the term hereof, upon giving to the Tenant fifteen days notice in writing of the Landlord's intention so to do, and upon the giving of such notice, this lease and the term thereof shall terminate. If by reason of the use to which the premises are put by the Tenant or character of or the manner in which the Tenant's business is carried on, the insurance rates for fire and other hazards shall be increased, the Tenant shall upon demand, pay the Landlord, as rent, the amounts by which the premiums for such insurance are increased. Such payment shall be paid with the next installment of rent but in no case later than one month after such demand, whichever occurs sooner.

Removal of Tenant's Property

      18th: Any equipment, fixtures, goods or other property of the Tenant, not removed by the Tenant upon the termination of this lease, or upon any quitting, vacating or abandonment of the premises by the Tenant, or upon the Tenant's eviction, shall be considered as abandoned and the Landlord shall have the right, without any notice to the Tenant, to sell or otherwise dispose of the same, at the expense of the Tenant, and shall not be accountable to the Tenant for any part of the proceeds of such sale, if any.

Remedies upon Tenant's Default

      19th: If there should occur any default on the part of the Tenant in the performance of any conditions and covenants herein contained, or if during the term hereof the premises or any part thereof shall be or become abandoned or deserted, vacated or vacant, or should the Tenant be evicted by summary proceedings or otherwise, the Landlord, in addition to any other remedies herein contained or as may be permitted by law, may either by force or otherwise, without being liable for prosecution therefor, or for damages, re-enter the said premises and the same have and again possess and enjoy; and as agent for the Tenant or otherwise, re-let the premises and receive the rents therefor and apply the same, first to the payment of such expenses, reasonable attorney fees and costs, as the Landlord may have been put to in re-entering and repossessing the same and in making such repairs and alterations as may be necessary; and second to the payment of the rents due hereunder. The Tenant shall remain liable for such rents as may be in arrears and also the rents as may accrue subsequent to the re-entry by the Landlord, to the extent of the difference between the rents reserved hereunder and the rents, if any, received by the Landlord during the remainder of the unexpired term hereof, after deducting the aforementioned expenses, fees and costs; the same to be paid as such deficiencies arise and are ascertained each month.

Termination on Default

      20th: Upon the occurrence of any of the contingencies set forth in the preceding clause, or should the Tenant be adjudicated a bankrupt, insolvent or placed in receivership, or should proceedings be instituted by or against the Tenant for bankruptcy, insolvency, receivership, agreement of composition or assignment for the benefit of creditors, or if this lease or the estate of the Tenant hereunder shall pass to another by virtue of any court proceedings, writ of execution, levy, sale, or by operation of law, the Landlord may, if the Landlord so elects, at any time thereafter, terminate this lease and the term hereof, upon giving to the Tenant or to any trustee, receiver, assignee or other person in charge of or acting as custodian of the assets or property of the Tenant, five days notice in writing, of the Landlord's intention so to do. Upon the giving of such notice, this lease and the term hereof shall end on the date fixed in such notice as if the said date was the date originally fixed in this lease for the expiration hereof; and the Landlord shall have the right to remove all persons, goods, fixtures and chattels therefrom, by force or otherwise, without liability for damages.

[ILLEGIBLE] on-Liability of Landlord

      21st: The Landlord shall not be liable for any damage or injury which may be sustained by the Tenant or any other person, as a consequence of the failure, breakage, leakage or obstruction of the water, plumbing, steam, sewer, waste or soil pipes, roof, drains, leaders, gutters, valleys, downspouts or the like or of the electrical, gas, power, conveyor, refrigeration, sprinkler, airconditioning or heating systems, elevators or hoisting equipment; or by reason of the elements; or resulting from the carelessness, negligence or improper conduct on the part of any other Tenant or of the Landlord or the Landlord's or this or any other Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors; or attributable to any interference with, interruption of or failure, beyond the control of the landlord, of any services to be furnished or supplied by the Landlord.

[ILLEGIBLE] on-Waiver [ILLEGIBLE] Landlord

      22nd: The various rights, remedies, options and elections of the Landlord, expressed herein, are cumulative, and the failure of the Landlord to enforce strict performance by the Tenant of the conditions and covenants of this lease or to exercise any election or option, or to resort or have recourse to any remedy herein conferred or the acceptance by the Landlord of any installment of rent after any breach by the Tenant, in any one or more instances, shall not be construed or deemed to be a waiver or a relinquishment for the future by the Landlord of any such conditions and covenants, options, elections or remedies, but the same shall continue in full force and effect.

Non-Performance by Landlord

      23rd: This lease and the obligation of the Tenant to pay the rent hereunder and to comply with the covenants and conditions hereof, shall not be affected, curtailed, impaired or excused because of the Landlord's inability to supply any service or material called for herein, by reason of any rule, order, regulation or preemption by any governmental entity, authority, department, agency or subdivision or for any delay which may arise by reason of negotiations for the adjustment of any fire or other casualty loss or because of strikes or other labor trouble or for any cause beyond the control of the Landlord.

Validity of Lease

      24th: The terms, conditions, covenants and provisions of this lease shall be deemed to be severable. If any clause or provision herein contained shall be adjudged to be invalid or unenforceable by a court of competent jurisdiction or by operation of any applicable law, it shall not affect the validity of any other clause or provision herein, but such other clauses or provisions shall remain in full force and effect.

Notices

      25th: All notices required under the terms of this lease shall be given and shall be complete by mailing such notices by certified or registered mail, return receipt requested, to the address of the portion as shown at the head of this lease, or to such other address as may be designated in writing, which notice of change of address shall be given in the same manner.

Title and Quiet Enjoyment

      26th: The Landlord covenants and represents that the Landlord is the owner of the premises herein leased and has the right and authority to enter into, execute and deliver this lease; and does further covenant that the Tenant on paying the rent and performing the conditions and covenants herein contained, shall and may peaceably and quietly have, hold and enjoy the leased premises for the term aforementioned.

Entire Contract

      27th This lease contains the entire contract between the parties. No representative, agent or employee of the Landlord has been authorized to make any representations or promises with reference to the within letting or to vary, alter or modify the terms hereof. No addition, changes or modifications, renewals or extensions hereof, shall be binding unless reduced to writing and signed by the Landlord and the Tenant.

Tax Increase

      28th: If in any calendar year during the term and of any renewal or extension of the term hereof, the annual municipal taxes assessed against the land and improvements leased hereunder or of which the premises herein leased are a part, shall be greater than the municipal taxes assessed against the said lands and improvements for the calendar year 19 , which is hereby designated as the base year, then, in addition to the rent herein fixed, the Tenant agrees to pay a sum equal to ________ of the amount by which said tax exceeds the annual tax for the base year, inclusive of any increase during any such calendar year. The said sum shall be considered as additional rent and shall be paid in as many equal installments as there are months remaining in the calendar year in which said taxes exceed the taxes for the base year, on the first day of each month in advance, during the remaining months of that year. If the term hereof shall commence after the first day of January or shall terminate prior to the last day of December in any year, then such additional rent resulting from a tax increase shall be proportionally adjusted for the fraction of the calendar year involved.

Mechanics' Liens

      29th: If any mechanics' or other liens shall be created or filed against the leased premises by reason of labor performed or materials furnished for the Tenant in the erection, construction, completion, alteration, repair or addition to any building or improvement, the Tenant shall upon demand, at the Tenant's own cost and expense, cause such lien or liens to be satisfied and discharged of record together with any Notices of Intention that may have been filed. Failure so to do, shall entitle the Landlord to resort to such remedies as are provided herein in the case of any default of this lease, in addition to such as are permitted by law.

Waiver of Subrogation Rights

      30th: The Tenant waives all rights of recovery against the Landlord or Landlord's agents, employees or other representatives, for any loss, damages or injury of any nature whatsoever to property or persons for which the Tenant is insured. The Tenant shall obtain from Tenant's insurance carriers and will deliver to the Landlord, waivers of the subrogation rights under the respective policies.

Security

      31st: The Tenant has this day deposited with the Landlord the sum of $10,800.00* as security of the payment of the rent hereunder and the full and faithful performance by the Tenant of the covenants and conditions on the part of the Tenant to be performed. Said sum shall be returned to the Tenant, without interest, after the expiration of the term hereof, provided that the Tenant has fully and faithfully performed all such covenants and conditions and is not in arrears in rent. During the term hereof, the Landlord may, if the Landlord so elects, have recourse to such security, to make good any default by the Tenant, in which event the Tenant shall, on demand, promptly restore said security to its original amount. Liability to repay said security to the Tenant shall run with the reversion and title to said premises, whether any change in ownership thereof be by voluntary alienation or as the result of judicial sale, foreclosure or other proceedings, or the exercise of a right of taking or entry by any mortgagee. The Landlord shall assign or transfer said security, for the benefit of the Tenant, to any subsequent owner or holder of the reversion or title to said premises, in which case the assignee shall become liable for the repayment thereof as herein provided, and the assignor shall be deemed to be released by the Tenant from all liability to return such security. This provision shall be applicable to every alienation or change in title and shall in no wise be deemed to permit the Landlord to retain the security after termination of the Landlord's ownership of the reversion or title. The Tenant shall not mortgage, encumber or assign said security without the written consent of the Landlord.* - It is expressly understood that the Landlord will return to the Tenant $3,600.00 reducing Security Deposit to $7,200 at the end of the 5th year (May 1, 2003).

Conformation with Laws and Regulations

      The Landlord may pursue the relief or remedy sought in any invalid clause, by conforming the said clause with the provisions of the statutes or the regulations of any governmental agency in such case made and provided as if the particular provisions of the applicable statutes or regulations were set forth herein at length.

      In all references herein to any parties, persons, entities or corporations the use of any particular gender or the plural or singular number is intended to include the appropriate gender or number as the text of the within instrument may require. All the terms, covenants and conditions herein contained shall be for and shall inure to the benefit of and shall bind the respective parties hereto, and their heirs, executors, administrators, personal or legal representatives, successors and assigns.

      In Witness Whereof, the parties hereto have hereunto set their hands and seals, or caused these presents to be signed by their proper corporate officers and their proper corporate seal to be hereto affixed, the day and year first above written.

Signed, Sealed and Delivered            580 BRIGHTON ROAD ASSOCIATES
     in the presence of
       or Attested by                   By: /s/ Thomas A. Cupo
                                        -------------------------------
    /s/ Victoria Ramos                      Thomas A. Cupo     Landlord
-------------------------------             Managing General Partner


                                        ECSI INTERNATIONAL
                                        -------------------------------
                                                                 Tenant


                                        By: /s/ Arthur Birch
                                        -------------------------------
                                            Arthur Birch
                                            President

State of New Jersey, County of              ss.:

      I Certify that on                       , 19  ,

                                                       personally came before me
and acknowledged under oath, to my satisfaction, that this person (or if more than one, each person):

      (a) is named in and personally signed this document; and
      (b) signed, sealed and delivered this document as his or her act and deed.


                                       _________________________________________
                                         (Print name and title below signature)


State of New Jersey, County of              ss.:

      I Certify that on                       , 19  ,

personally came before me, and this person acknowledged under oath, to my satisfaction, that:

      (a)   this person is the             secretary of
                                         the corporation named in this document;
      (b)   this person is the attesting witness to the signing of this document
            by the proper corporate officer who is                  the
            President of the corporation;
      (c) this document was signed and delivered by the corporation as its voluntary act duly authorized by a proper resolution of its Board of Directors;
      (d) this person knows the proper seal of the corporation which was affixed to this document; and
      (e)   this person signed this proof to attest to the truth of these facts.


Signed and sworn to before me on       _________________________________________
                          , 19  .      (Print name of attesting witness below
                                       signature)


__________________________________


                                     Lease

                 ==============================================

                          580 BRIGHTON ROAD ASSOCIATES

                                       TO

                               ECSI INTERNATIONAL

                 ==============================================
                 Dated, March                            , 1998
                 ==============================================

                 Expires, April 30, 2008

                 Rent, $473,025.00


                 Prepared by:


ASSIGNMENT OF LEASE

      For one dollar and other good and valuable consideration, the Tenant as Assignor, assigns this Lease and all the Assignor's rights and privileges therein, including any and all monies deposited with the Landlord as security, subject to all the terms, covenants and conditions contained therein; and the Assignee accepts this Assignment of Lease and assumes and agrees to comply with and be bound by the terms, covenants and conditions in said Lease contained. The signature of the Landlord hereto is evidence of the Landlord's consent to and acceptance of this Assignment of Lease.


__________________________________            __________________________________
                          Assignee                                      Assignor



                                              __________________________________
                                                                        Landlord

                                 RIDER TO LEASE
                                     BETWEEN
                          580 BRIGHTON ROAD ASSOCIATES
                                       AND
                               ECSI INTERNATIONAL

For premises located at
790 BLOOMFIELD AVENUE, CLIFTON, NEW JERSEY

The provisions contained in the paragraphs in this Rider shall control to the extent that they are inconsistent with provisions contained in paragraphs 1st through 31A.

32. REPAIRS: The Tenant shall, at its sole expense, make all necessary repairs to the leased premises, including but not limited to the boiler, heating system, plumbing system, electrical system, sewage system and other utility systems and equipment, windows, window glass, fixtures, and all appliances, and their appurtenances, and all equipment used in connection with the leased premises, except for repairs to the roof, structural walls and parking lot. Repairs to the roof, structural walls and parking lot shall be the responsibility of the Tenant, only in the event that the roof, structural walls or parking lot is damaged as a result of the Tenant's operations or negligence. Such repairs, ordinary as well as extraordinary, shall be made promptly as and when necessary. All repairs shall be in quality and class at least equal to the original work. Repairs, alterations and improvements shall be done using workmanlike standards. All work shall be performed in compliance with all applicable laws, ordinances, codes, rules and regulations. The Tenant shall be responsible for maintaining the painting and decoration of the interior of the leased premises. On default of the Tenant in making such repairs the Landlord may, but shall not be required to make such repairs and replacements, for the Tenant's account, and the expense thereof, together with 1 1/2% interest per month thereon shall constitute and be collectable as additional rent. Landlord shall provide Tenant with written notice of default and a twenty (20) day period to cure prior to Landlord undertaking said repairs. The Landlord represents that the condition of the mechanical systems in the premises are in good working order and will be maintained by the Landlord at the Landlord's sole expense for the first year of this Lease. Thereafter, all repairs will be the sole responsibility of the Tenant. However, replacements of the heating, ventilation or air conditioning systems will be prorated between the Landlord and the Tenant as follows: The Tenant shall pay that proportion of the replacement equal to the number of years it has been a tenant at the premises divided by the age of the failed mechanical system. For example if the heater needs to be replaced after four years following the commencement of the Tenant's tenancy hereunder and the heater was 16 years old at that time, the Tenant will pay twenty-five (25%) percent (4 divided by 16) of the heater replacement.

33-A  IMPROVEMENTS TO LEASEHOLD PREMISES:

      (a) Subject to the representation set forth in Paragraph 33B, the Landlord will complete the following improvements:

      The Landlord shall build Office Space per attached plan. All offices to be painted, carpeted, air-conditioned. Landlord shall install a new entrance on side of the building. All expenses incurred for improvements by Landlord. See Schedule "B".

      The Landlord shall construct the leased premises in accordance to the Plans prepared by J. Thomas Camlet & Sons. Plans shall be approved prior to commencement of construction by both the Landlord and the Tenant.

      (b) All alterations being constructed by the Landlord to the leased premises pursuant to this Lease shall be done in a good and workmanlike manner and substantially completed prior to the commencement of the term of this Lease. Landlord reserves the right to extend the time period to complete for thirty days provided the work is started and substantially completed before the commencement date. In the event the Landlord fails to complete the work prior to the expiration of the extension period, Landlord shall be in default and tenant may elect to terminate the lease. Tenants' election to terminate shall be provided to Landlord, in writing, within ten (10) days after the expiration date of the applicable time period for completion or such right of termination shall be waived.

      (c) Notwithstanding the provisions of paragraph four (4) of this Lease, all trade fixtures, equipment and movable furniture of the Tenant shall at all times, remain the properties of the Tenant and can be removed by Tenant at any time, provided that the same can be removed without damage to the leased premises, and the leased premises are restored to their original condition or better.

33-B. Landlord represents that all of the systems, equipment, windows, glass, roof, fixtures, and all appliances shall be in good working order as of the commencement date of the lease.

34. TENANTS OBLIGATION TO PAY RENT: Under no condition shall the Tenant fail to pay rent when due and owing under the provision of this lease. Any claims, which the Tenant may have against the Landlord, shall not be offset against rent or additional rent herein provided to be paid by the Tenant. If the Tenant shall fail or refuse to comply with and perform any conditions and covenants of this Lease, the Landlord, if the Landlord so elects, may, but shall not be obligated to, carry out and perform such conditions and convenants at the cost and expense of the Tenant, plus interest at the rate of one-and-one half percent (1.5%) for each month due. The said costs and expenses shall be payable on demand, or, at the option of the Landlord, shall be added to the installment of rent due immediately thereafter but in no case later than one (1) month after such demand, whichever occurs sooner. This remedy shall be in addition to any other remedies, which the Landlord may have by reason of the breach by the Tenant of any of the convenants and conditions contained in this lease. The Landlord shall have the right to commence summary proceeding or such other legal actions against Tenant for non-payment or other deficiencies or defaults by the Tenant under this Lease.

35. ISRA COMPLIANCE: Tenant shall, at Tenant's own expense, comply with the Environmental Cleanup Responsibility Act, N.J.S.A 13.lk-6 et seq. and the regulations promulgated thereunder ("ISRA") and all applicable Environmental Laws, Regulations, Codes and Standards including but not limited to the Spill Compensation and Control Act, N.J.S.A. 58:10-23.11 and the Environmental Rights Act, N.J.S.A. 2A:35A-1. Tenant shall, at Tenant's own expense, make all submissions to, provide all information to, and comply with all requirements of, the Bureau of Industrial Site Evaluation (the "Bureau") of the New Jersey Department of Environmental Protection (NJDEP") and any and all applicable Federal Laws. Should the Bureau or any other division of NJDEP or the Federal Government determine that a cleanup plan be prepared, and/or that a cleanup be undertaken because of any spills or discharges of hazardous or toxic substances or wastes at the premises which occur during the term of this Lease, then Tenant shall, at Tenant's own expense, prepare and submit the required plans and financial assurances and carry out the approved plans. Landlord shall be responsible for all pre existing conditions; Tenant has right to review our files in reference to NJDEP.

      Tenant's obligations under this paragraph shall arise if there is any closing, terminating or transferring of its operations at the premises pursuant to ISRA or applicable Federal Laws, whether triggered by Landlord or by the Tenant. At no expense to Landlord, Tenant shall promptly provide all information, affidavits, testing or sampling of the demised premises as requested by Landlord or NJDEP in connection with any ISRA submission by Landlord.

      Should Tenant's operation at the premises be outside of those industrial operations covered by ISRA, Tenant shall, at Tenant's own expense, obtain a letter of non-applicability from NJDEP prior to the termination of the Lease term and shall promptly provide non-applicability submission and the NJDEP non-applicability letter to Landlord.

      Tenant shall commence its ISRA submission to the NJDEP in anticipation of the end of the Lease term no later than one (1) year prior to the expiration of the Lease term. Tenant shall promptly furnish the Landlord true and complete copies of all documents, submissions and correspondence provided by Tenant to NJDEP and all documents, reports, directives and correspondence provided by NJDEP to Tenant. Tenant shall also promptly furnish to Landlord true and complete copies of all sampling and test results and reports obtained and prepared from samples and tests taken at and around the Premises.

      Prior to the termination of the Lease, Tenant shall obtain either i) a non-applicability letter, ii) a negative declaration, or (iii) final approval of cleanup from NJDEP.

      Tenant shall indemnify defend and save harmless Landlord from all fines, suits, procedures, claims and actions of any kind arising out or of in any way connected with any spills or discharges of hazardous or toxic substances or wastes at the premises which occur due to Tenant's use or occupancy, and from all fines, suits, procedures, claims and actions of any kind arising out of Tenant's failure to provide all information, make all submissions and take all action required by the ISRA, the Bureau, or any other division of NJDEP or the Federal government arising out of the Tenant's use and occupancy of the Premises.

      Tenant's obligation and liabilities under this paragraph shall continue so long as Landlord remains responsible for any spills or discharges of hazardous or toxic substances or wastes at the premises which occur during the term of this Lease. Tenant's failure to abide by the terms of this paragraph shall be restrainable by injunction. Tenant's default under this paragraph shall constitute a material default and conditional limitation hereunder.

      Tenant agrees that this Lease may be terminated upon ninety (90) days' notice that Tenant's use violates the Environmental provisions of this lease or fails to comply with any applicable Environmental Law, Regulation or Code, and is not curable, in Landlord's reasonable opinion within said ninety (90) day period. Tenant shall, in any event, remain liable for all costs and liabilities incurred as a result of its operations or the cessation thereof, which liability shall survive the expiration or sooner termination of this Lease.

      Tenant shall not be responsible for any liabilities which arise or may arise as a result of any activities or occurrences at or about the demised premises, which occurred prior to Tenant's occupancy and shall be responsible only for such liabilities as may arise as a result of or relating to Tenant's use. Landlord represents that there are no known spills or discharges of hazardous substances within Tenants space. Landlord and Tenant acknowledge that the entire property is subject to on going ECRA/ISRA clean up. The tenant shall not be responsible for any costs regarding said ECRA/ISRA clean up.

      In the event that there shall be filed a lien against the Premises by the New Jersey Department of Environmental Protection ("Department"), pursuant to and in accordance with the provisions of the Spill Compensation and control Act (N.J.S.A. 58:10-23.11 et seq.), as a result of the chief executive of the New Jersey Spill Compensation Fund having expended monies from said fund to pay for "Damages", as such term is defined in N.J.S.A. 58:10-23.11g, and/or "Cleanup and Removal Costs" as such term is defined in N.J.S.A. 58:10-2311b(d), arising from an intentional or unintentional action or omission or Tenant resulting in the releasing, spilling, pumping, pouring, emitting, emptying or dumping of "Hazardous Substances", as such term is defined in N.J.S.A. 58:100-23111 b(k), into the waters of the State of New Jersey or onto lands from which it might flow or drain into said waters, then Tenant shall, within thirty (30) days after the date that Tenant is given notice that the lien has been placed against the Premises or within such shorter period of time in the event that the State of New Jersey has commenced steps to cause the Premises to be sold pursuant to the lien, either (A) pay the claim and remove the lien from the Premises, or (B) furnish a bond, letter of credit, cash or other security reasonably satisfactory to Landlord in an amount sufficient to discharge the claim out of which the lien arises.

      In the event that the Department shall serve upon Tenant a directive to remove or arrange for the removal of discharge of any hazard substances on the Premises, and Tenant shall not comply with the directive within thirty
      (30) days from its date or such other period as described therein, to the satisfaction of the Department, such noncompliance shall constitute an event of default, unless Tenant shall furnish a bond, letter of credit, cash or other security reasonably satisfactory to Landlord in an amount sufficient to pay the costs of taking the actions required by said directive.

36.   ENVIRONMENTAL COMPLIANCE AND WARRANTIES:

      (a) (i) "Hazardous Substances" include any pollutants, dangerous substances, toxic substances, hazardous wastes, hazardous materials, or hazardous substances as defined in or pursuant to the Environmental Cleanup Responsibility Act, as amended, N.J.S.A. 13:1K-6, et seq. ("ISRA"); the Spill Compensation and Control Act, as amended, N.J.S.A. 58:10-23.11, et seq. ("SPILL ACT"); the Solid Waste Management Act, as amended, N.J.S.A. 13:1E-1, et seq.; the Resource and Conservation Recovery Act, as amended, 42 U.S.C. |_|6901, et seq. ("RCRA"); the Comprehensive Environmental Response, Compensation, and Liability Act, as amended, 42 U.S.C. |_|9601 ("CERCLA") or any other present or future federal, state or local environmental law, ordinance, rule or regulation.

      (ii) "Release" means releasing, spilling, leaking, pumping, pouring, omitting, emptying, discharging, injecting, leaching, disposing or dumping.

      (iii) "Notice," means any summons, citation, directive, order, claim, litigation, investigation, proceeding, judgment, letter or other communication, written or oral, actual or threatened from the New Jersey Department of Environmental Protection and Energy ("NJDEPE"), the United States Environmental Protection Agency ("USEPA"), or other federal, state or local agency or authority, or any other entity or any individual, concerning any act or omission resulting or which may result in the Releasing of Hazardous Substances into the waters or onto the lands of the State of New Jersey, or into waters outside the jurisdiction of the State of New Jersey, or into the environment, as such terms are defined in CERCLA.

      (iv) "Environmental Laws" shall include (A) CERCLA; (B) RCRA; (C) ISRA;
      (D) the Spill Act; (E) New Jersey Underground Storage of Hazardous Substances Act, as amended, N.J.S.A. 58:10A-21, et seq; (F) the New Jersey Water Pollution Control Act, as amended, N.J.S.A., 58:10A-1, et seq. ("WPCA"); (G) the Air Pollution Control Act, as amended, N.J.S.A., 26:2C-1, et seq. ("APCA"); and (H) any and all present or future laws, statutes, ordinances, regulations and executive orders, federal and state and local in any way related to the protection of human health or the environment.

      (b) Except in connection with the Tenant's permitted use of the demised premises under this Lease, the demised premises shall not be used or occupied by the Tenant to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, or process any Hazardous Substances, except on written permission of the Landlord, which permission may be arbitrarily withheld. Nothing in this lease shall prohibit the Tenant from using Hazardous Substances in amounts which are customary and necessary in connection with the Tenants permitted use of the demised premises, in which case the Tenant shall comply with all laws in connection with such use. In no case shall the demised premises be used by the Tenant in such manner that it is considered a Major Facility as that term is defined under the Spill Act.

      (c) Tenant shall indemnify, defend and hold the Landlord harmless from and against any and all liabilities, losses and costs or claims by third parties, including all governmental authorities, including the Landlord's reasonable counsel fees which the Landlord may incur related to Tenant's violation of Environmental Laws arising out of or incident to Tenant's use of the demised premises. Tenant convenants and agrees to notify the Landlord within a reasonable amount of time of any Notice served upon it with respect to any such claim that the Tenant has violated Environmental Laws. Tenant further warrants and represents that upon Notice of such violations it will take reasonable steps to halt, remedy or cure the violations which have been caused solely by the Tenant, by its use of the demised premises.

      (d) The Landlord represents and warrants there exists no Notice related to Hazardous Substances or contamination in connection with the demised premises.

      (e) Tenant warrants and represents that its Standard Industrial Classification ("SIC") number which most closely describes the Tenant's anticipated operations at the demised premises, as defined by the most recent edition of the Standard Industrial Classification Manual published by the Federal Executive Office of the President, Office of Management and Budget is 3699-3665 which is not that of an industrial establishment as defined under ISRA and agrees that it will not change its business operations in any manner so as to render Tenant's anticipated operation subject to ISRA without the prior written consent oF Landlord.

      (f) At all times after the effective date of the Lease, the Tenant shall, at its sole cost and expense, fulfill, observe and comply with, and keep its operations and the demised premises, in compliance with any and all Environmental Laws relating to Tenant's operations. Tenant shall be responsible for obtaining all permits required pursuant to any Environmental Laws relating to its operations. The Landlord shall be solely responsible for the condition of the demised premises as of the effective date of the Lease, including, but not limited to, the presence of Hazardous Substances on the demised premises and any Hazardous Substances affecting the demised premises during the term of the Lease caused by the Landlord, its agents, employees or invitees, including contractors and Subcontractors. The Tenant shall be responsible for any Hazardous Substances affecting the demised premises caused by Tenant's operations during the term of the Lease. Notwithstanding anything herein, in the event of the presence of Hazardous Substances on the demised premises, the Tenant and the Landlord shall make reasonable measures to mitigate damages to the demised premises to the extent the Tenant and the Landlord are capable of doing so.

      (g) Notwithstanding anything to this lease to the contrary, Tenant shall not be responsible for the cleanup or remediation of any Hazardous Substances on the demised premises prior to the commencement date of this lease. Tenant shall co-operate with Landlord in Landlord's compliance with ISRA and other environmental laws, statutes, ordinances, rules and regulations.

37. LANDLORD'S CONSENT: Wherever herein the Landlord's consent is required for any action by the Tenant, such consent shall not be unreasonably withheld.

38. LANDLORDS LIABILITY/INDEMNIFICATION: It is expressly agreed that the Landlord shall not be liable for any damage or injury to person or property how-so-ever caused which may be sustained by the Tenant or other person, including, without limitation, any damage or injury caused by or resulting from fire, explosion, steam, gas, electricity, water, rain, snow or leaks from any part of the Building or from the pipes, appliances or plumbing works or from the roof, street or sub-surface or from any other place or by dampness or caused by or resulting from any act or failure to act on the part of other tenants or persons in said building or from any other cause of what-so-ever nature, unless caused by or due to the intentional or tortious act of Landlord or its agents.

      Neither Landlord nor any of its agents, employees, licensees and/or invitees shall be liable for any damage to property of Tenant or other entrusted to employees of the building; or for loss of or damage to any property of Tenant by theft or otherwise, or for any injury or damage to persons or property resulting from any cause of what-so-ever nature, including the negligence of Landlord, unless caused by or due to the intentional or tortious act of Landlord or its agents. Landlord or its agents will not be liable for any such damage caused by other tenants or persons in, upon or about said building or caused by operations in construction of any private, public or quasi-public work.

      Tenant covenants and agrees to indemnify and save Landlord harmless against and from any and all claims by or on behalf of any person, firm, corporation or other entity or entities arising from or in connection with Tenant's use of or from any work or thing what-so-ever done in or about the demised premises or any part thereof during the term of this Lease, other than those based on the intentional or tortious act of Landlord or its agents. Tenant shall further indemnify and save harmless Landlord against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Landlord shall not be reimbursed by insurance, including reasonable attorney's fees and disbursements paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees or licensees, of any covenant or condition of this Lease, or the carelessness, negligence or improper or tortious conduct of Tenant, Tenant's agents, contractors, employees, invitees, or licensees, Tenant's liability under this Lease extends to the acts and omissions of any subtenant, and any agent, contractor, employee, invitee or licensee of any subtenant. In case any action or proceeding is brought against Landlord by reason of any such claim, Tenant, upon written notice from Landlord, will, at Tenant's expense, resist or defend such action or proceeding by counsel appointed by Tenant's insurer or by counsel approved by Landlord in writing, such approval not to be unreasonably withheld.

      The liability of Landlord for Landlord's obligations under this Lease shall not exceed and shall be limited to Landlord's interest in the Buildings and the real property located at 790 Bloomfield Avenue, Clifton, New Jersey of which it forms a part, and Tenant shall not look to any other property or assets of Landlord in seeking either to enforce Landlord's obligations under this Lease or to satisfy a judgment for Landlord's failure to perform such Obligations. No other property or assets of Landlord shall be subject to levy, execution or other enforcement procedure.

39. LATE CHARGES AND PERFORMANCE BY LANDLORD OF TENANT OBLIGATIONS: If Tenant shall fail to pay all or any part of any installment of the Base Monthly Rent or Additional Rent for more than ten (10) days after the same shall have become due and payable, Tenant shall pay as Additional Rent to Landlord a late charge of four and one-half (4-1/2) cents for each dollar of the amount of such rent and/or Additional Rent which shall not have been paid to Landlord within such ten (10) days after having become due and payable.

      The late charge payable pursuant to this paragraph shall be; (a) payable on demand and (b) without prejudice to any of Landlord's rights and remedies hereunder or at law or in equity for non-payment or late payment of rent or other sum and shall be in addition to any such rights and remedies.

      No Failure by Landlord to insist upon the strict performance by Tenant of Tenant's obligations to pay late charges as provided in this paragraph shall constitute a waiver by Landlord of its right to enforce the provisions of this paragraph in any instance thereafter occurring. The provisions of this paragraph shall not be construed in any way to extend the grace periods, if any, or notice periods provided for in any other paragraphs of this Lease.

      If the Tenant shall default in the performance of any covenant, agreement term, provision or condition herein contained, Landlord, without thereby waiving such default, may, but shall not be obligated to, perform the same for the account and at the expense of Tenant without notice in the case of emergency and in other cases if such default continues after five (5) business days from the date of the giving by Landlord to Tenant of written notice of such intention. Any reasonable expense incurred by Landlord in connection with any such performance by Landlord on account of Tenant shall be immediately due and payable by Tenant as Additional Rent under this Lease, together with interest thereon at the rate of eighteen percent (18%) per annum.

40. SUBORDINATION. FINANCIAL STATEMENT AND NON-DISTURBANCE CLAUSE: This Lease is subject and subordinate to all mortgages which may now or hereafter affect such leases or the real property of which the demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying mortgages. This clause shall be self-operative, and no further instrument of subordination shall be required by any mortgage affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall execute, within five (5) days of receipt, any certificate or document that Landlord may request. Upon Tenant's failure to execute any such certificate within said five (5) days, Tenant hereby appoints Landlord as Tenant's irrevocable attorney-in-fact to execute any such document on behalf of Tenant. Tenant's default hereunder shall constitute a material default under the Lease entitling Landlord to all available remedies including, but not limited to, termination of Tenant's interest in and under this Lease. Upon the request of Landlord and as required by any financial institution with which Landlord is dealing, Tenant shall provide, at its expense, current financial statements to the Landlord, which statements, if required, shall be submitted to Lenders in regard to renewals, modifications, consolidations, replacements and/or extensions of Landlord's mortgages and/or loans.

41.   COMMON CHARGES:

      a) In addition to the base rent, the Tenant shall pay to Landlord during the term of this Lease the following additional rents, without deduction, set off unless otherwise provided for purposes of the additional rents listed in i) and ii) below the lessee's Proportionate Share shall be 10.40%.

      (i) "Real Estate Taxes" - The Tenant agrees to pay as additional rent its Proportionate Share of any and all real estate taxes assessed, imposed, or levied against the building and land located at Block #5607 and lot 15 for any period during the term, within five (5) days of the Landlord's delivery of copies of any bills for same, or the Landlord's estimated bill for same. If the Landlord bills the Tenant on an estimated basis, the Landlord may do so monthly. Adjustments shall be made upon the landlord's receipt of all appropriate bills. Any underpayment shall be payable by the Tenant to the Landlord as additional rent within five (5) days after the Landlord's delivery of any bill to the Tenant, and any overpayment shall be credited to Tenant's next required payment of rent. The term "tax" shall include the following; real estate taxes and all other taxes which may be levied in lieu of or in addition to real estate taxes, assessments, taxes on personal property owned by the Landlord and used on the building, taxes or any other levy assessed against the Landlord on account of rent (except for income taxes), and all other governmental charges or levies of any kind and nature for public improvements, services or benefits which are assessed, levied or become payable during the term of this Lease, including any tax directly substituted for any real property taxes, and all the cost and expenses of contesting such taxes. Any payments owed for partial calendar years shall be calculated based on the number of months this Lease is in effect for that calendar year. The Landlord represents to the Tenant that real estate taxes for the calendar year 1998 are estimated in the amount of $64,509.76 and the Tenant's Proportionate Share is 10.40% if the lease term fully encompassed such tax year.

      (ii) "Operation and Maintenance Expenses" - The Tenant shall pay to the Landlord an amount equal to the Tenant's Proportionate Share multiplied by the Landlord's operating and maintenance expenses in connection with the building and land. The term "operation and maintenance expense" shall mean all costs of operating, maintaining and managing the building and land on which it is located, including, but not limited to, costs of snow removal and insurance. Any work required under this Paragraph 41-a-(ii) which is building-wide or a replacement of a system servicing the leased premises shall be performed by Landlord, and Tenant shall pay its Proportionate Share in the manner determined by multiplying such expenses by a fraction, the numerator of which is the number of years of the Term remaining ("Balance of Term") (including any exercised renewal), and the denominator of which is the item's useful life ("Useful Life") for depreciation purposes pursuant to Internal Revenue Code Regulations, as amended. For Example, if at the commencement of the third year of a six year Lease, the Landlord is required to install an additional sprinkler system throughout the Building at a cost of $40,000.00 and a Useful Life of 20 years, and Tenant's Proportionate Share is 35 % the amount Tenant shall pay for such installation, shall be as follows:

      Proportionate Share x (Balance of Term x Cost)=
      -----------------------------------------------
                         Useful Life

                    35% x (3 years) x $40,000=
                    --------------------------
                        20 years
                    35% x (.15 x $40.000) = $2,100.00

      If Tenant exercises the option in Paragraph 46, an additional cost of $5,600.00 (calculated as [3 years + 5 years/20 years] x $40,000 x 35%) shall be due on renewal.

      b) Tenant agrees to pay as additional rent its proportionate share of standby fire line charges.

      c) The provisions of this paragraph 41 shall survive termination of this Lease.

42. BROKERS: Tenant represents and warrants that it has not dealt with any broker in connection with this Lease, other than Cupo Realty Company, Inc. and Tenant does hereby agree to indemnify and hold Landlord harmless from and against any and all loss, costs, damage or expense (including, without limitation, brokerage commissions or finder's fee claims or other compensation, and attorney's fees and disbursements) which may be incurred by the Landlord by reason of any claim of or liability to any other broker or entity who shall claim to have dealt with the Tenant in connection with this lease.

43. INSURANCE: In addition to the insurance provisions set forth in paragraph 8 of this Lease, the Landlord shall keep the building, of which the demised premises is a part, insured against fire, accident or other damage, all risk at replacement cost. Tenant, as additional rental, and as provided above, shall reimburse the Landlord for cost of such insurance to the extent it is increased because of Tenant's use of the demised premises. It is understood and agreed that the Tenant shall, at its own expense, insured its fixtures, equipment, furnishings and other personal effects at the demised premises and that the Landlord shall have no Liability thereof or for any loss or damage thereto.

      The Tenant's insurance policy pursuant to paragraph 8 of the Lease shall contain the express provisions naming Landlord as an insured party in stating that (a) no act or omission of the Tenant shall affect or limit the obligation of the insurance company to pay the amount of any loss sustained; and (b) such policy shall be non-cancellable or terminate with respect to the Landlord without 30 days prior notice to the Landlord by certified mail, return receipt requested, which notice shall contain the policy number and the names of the insured and certificate holder. Landlord represents that it maintains general liability insurance covering the leased premises in amounts customary for similar businesses.

44.   ASSIGNMENT SUBLEASING: Paragraph 9 of the Lease is modified as follows:

      (a) This Lease may not be subleased or assigned, without the prior written consent of the Landlord, which consent shall not be unreasonably withheld or delayed. The Tenant shall notify the Landlord in writing of the proposed assignment or sublease, which notice shall include the names of the proposed assignee or sub lessee (if not a public corporation, the names of all shareholders or partners); a detailed description of the nature of the business of the proposed assignee or sub lessee; a detailed description of all terms and conditions of the proposed assignment or sublease; and financial statements of the proposed assignee or sub lessee.


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

      (b) The Landlord shall have the right to reject the sublease or assignment if it is not reasonably satisfied with the financial condition of any proposed assignee or sub lessee and/or the terms and conditions of any proposed assignment or sublease.

      (c) Any and all consideration received by the Tenant from the proposed assignee or sublease shall be paid to the Landlord to the extent rent is due under this lease.

      (d) Not-with-standing the Landlord's consent to the proposed assignment or sublease, the Tenant shall remain liable for all obligations arising under this Lease; and

      (e) Not-with-standing the forgoing, upon receipt of the written notice from the Tenant of its intention to assign or sublease the entire portion of the leased premises which has not been previously sublet or assigned, the Landlord shall have 15 days in which to elect to recapture the entire leased premises and release the Tenant from its future obligations under this Lease, except for any obligation which has accrued or is intended to survive termination of this Lease.

45.   (DELETED)

46. RENEWAL TERM: The Tenant shall have the right, to be exercised as hereinafter provided, to renew the term of this lease for one (1) period of Five (5) years on the following terms and conditions:

      (a) No default by Tenant is existing or continuing in the performance of any of the terms of this Lease and no event has occurred which with the giving of notice or passage of time, or both, would constitute an event of default.

      (b) The renewal term shall be on the same terms, covenants and conditions as provided in this lease, with exception of rental payments.

      (c) The Tenant shall exercise its right to renew in the following manner: at least six (6) months prior to the expiration of the initial term, the Tenant shall notify the Landlord in writing, by certified mail, return receipt requested, of its election to exercise the right to renew the terms of this Lease for the renewal term. Time is of the essence with respect to exercising of this right. Upon the Landlord's receipt of such notice of election, this lease and the terms thereof, subject to the term of this provision shall be deemed to be renewed for a period of five (5) years from the date of expiration of the initial terms without the execution of any further lease or instrument.

      (d) The annual rent for the first year and all subsequent years of the renewal term shall be established in accordance with Fair Market rental for comparable commercial properties at the expiration of the initial term. In the event the Landlord and the Tenant are unable to negotiate a fair market rental for the renewal term, the Landlord and Tenant each shall select a licensed appraiser, who shall then select a mutually agreeable third licensed appraiser and they collectively shall establish fair market rental for the renewal period, which determination shall be binding upon both the Landlord and the Tenant. Notwithstanding the above, rent for the renewal term shall not be less than the rent paid in the final year of the initial lease period.

      (e) The Landlord and the Tenant, respectively, shall be responsible for the fees and expenses of the appraiser they have selected under paragraph
      (d) herein. The Landlord and the Tenant shall share equally the fees and expenses of the third appraiser.

47. CERTIFICATE OF OCCUPANCY: The Tenant, at it's own cost and expense, shall apply for a Certificate of Occupancy from the City of Clifton to operate its business on the leased premises. The Tenant shall diligently take all steps required to obtain a Certificate of Occupancy. The Landlord shall cooperate with the Tenant, at the Tenant's expense, to the extent necessary; to perfect any applications required to obtain a Certificate of Occupancy, including the execution of all papers and documents pertaining thereto. Landlord shall make any repairs necessary to obtain the Certificate of Occupancy except the repair or installation of improvements specifically required because of the operation of the tenant's business.

48. ACCESS: The Landlord shall be entitled to access to the leased premises, upon reasonable notice to the Tenant, to conduct appraisals, environmental tests and environmental clean-up or remediation.

49. RESTRICTIONS ON USE: The Tenant shall not do or permit anything to be done in or about the leased premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the building or injure or annoy them, or use or allow the leased premises to be used for any immoral, unlawful objectionable purposes. No loudspeakers or other similar device, system or apparatus which can be heard outside the leased premises shall, without the prior written approval of the Landlord, be used in or at the leased premises. The Tenant shall not commit, or suffer to be committed, any waste upon the leased premises or any nuisance (public or private) or other act or thing of any kind whatsoever that may disturb the quiet enjoyment or cause unreasonable annoyance of any other tenant in the building.

50. COMPLIANCE WITH LAWS: The landlord represents that to the best of its knowledge, it has not received notice of any violation of any law, regulation or ordinance affecting the leased premises.

51. ADDITIONAL AGREEMENT: Landlord shall allow tenant access into the leased premises prior to the commencement date for the purpose of installing equipment. However, tenant shall provide all insurance coverage required under this lease, as a condition to obtain access to the lease premises.

52. The Floor Plan contained in Schedule "B" is amended to reflect that a kitchen sink and cabinets are to be installed in the dining room.

IN WITNESS WHEREOF, this Rider to Lease has been executed on behalf of the Landlord and Tenant on March, 6th 1998.


WITNESS:                               580 BRIGHTON ROAD ASSOCIATES


/s/ [ILLEGIBLE]                        BY: /s/ Thomas A. Cupo
------------------------                   -------------------------------------
                                           Thomas A. Cupo
                                           Managing General Partner


ATTEST:                                ECSI INTERNATIONAL


                                       BY: /s/ Arthur Birch
------------------------                   -------------------------------------
                                           Arthur Birch
                                           President


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